SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

(a series of Six Circles Trust)

Supplement dated January 04, 2024

to the Prospectus dated May 1, 2023, as supplemented

Effective immediately, the portfolio manager information for Muzinich & Co., Inc. (“Muzinich”) for the Six Circles Credit Opportunities Fund (the “Fund”) in the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

Muzinich

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Tatjana Greil-Castro	2021	Co-Lead Portfolio Manager
Ian Horn	2021	Co-Lead Portfolio Manager
Joseph Galzerano	2021	Portfolio Manager
Richard Smith	2023	Analyst/Portfolio Manager
Eric Schure	2023	Analyst/Portfolio Manager

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Sub-Advisers and Sub-Sub-Advisers — Credit Opportunities Fund — Muzinich — Portfolio Managers” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

Joseph Galzerano, Tatjana Greil-Castro, Ian Horn, Eric Schure and Richard Smith serve as portfolio managers to the Credit Opportunities Fund.

Joseph Galzerano joined Muzinich in 2010. Mr. Galzerano is a Portfolio Manager, focusing on U.S. high yield, with 36 years of corporate credit experience. Prior to joining Muzinich, he worked at Babson Capital Management where he was Managing Director and Senior Investment Analyst. Previously, he held Senior Analyst positions in high yield research at CIBC World Markets and Citicorp Securities. Mr. Galzerano earned a B.A., Epsilon Sigma Pi, cum laude, from Manhattan College, and an M.B.A. in Corporate Finance from Fordham University where he finished his degree with honor designations Phi Kappa Phi and Beta Gamma Sigma. He was formally credit trained at the Citicorp Global Institute of Finance and is a Certified Public Accountant.

Tatjana Greil-Castro joined Muzinich in 2007. Ms. Greil-Castro is a Portfolio Manager with 27 years of corporate credit experience. She is a founding member of the European Leveraged Finance Association and a member of the European Central Bank’s Bond Market Contact Group. In 2019, she was appointed as an advisor to the Dalai Lama Centre for Compassion. She is also a member of the Consultative Group for the Taskforce of Scaling Voluntary Carbon Trading. Prior to joining Muzinich, Ms. Greil-Castro worked for Metlife Investments, where she served as an Associate Director of the High Return Unit. Earlier, she worked as Senior Portfolio Manager in European high yield for Fortis Investments and as a Portfolio Manager and Credit Analyst at Legal & General Investment Management. She started her career as a high yield telecom analyst with Merrill Lynch. She has an M.Sc./B.S. in Economics from the University of Vienna, a Masters from the Kiel Institute of World Economics in Germany, and a Ph.D. from the London School of Economics & Political Science.

Ian Horn joined Muzinich in 2013. Mr. Horn is a Portfolio Manager on Muzinich’s investment-grade strategies and Crossover strategies with 10 years of corporate credit experience. Prior to joining Muzinich, he spent 2 years at the Royal Bank of Canada in their Wealth Management division, and previously worked at Lazard and JP Morgan. Mr. Horn earned a Masters in Engineering from the University of Oxford, where he received academic awards including a scholarship from the Institution of Mechanical Engineers. He sits on the Engagement Committee of the European Leveraged Finance Association, holds the Chartered Financial Analyst designation and is a candidate for the CFA Certificate in ESG Investing.

Eric Schure joined Muzinich in 2020. Mr. Schure is an Analyst and Portfolio Manager with 12 years of corporate credit experience, specializing in investment grade credit. Prior to joining Muzinich, Mr. Schure worked for TD Asset Management where he spent five years as an Investment Grade Credit Research Analyst and Client Portfolio Manager. Mr. Schure also spent four years at Société Générale as a U.S. Credit Analyst. He earned a B.A. in Resource Economics from the University of Massachusetts and holds the Chartered Financial Analyst designation.

Richard Smith joined Muzinich in 2017. He has 23 years of industry experience. He is an Analyst/Portfolio Manager focused on European investment grade corporates. Prior to joining Muzinich, Richard was at Citi for five years as a Credit Sector Specialist covering a wide range of investment grade corporate issuers but specializing in the Autos, Utilities, Energy and Retail sectors. Prior to that, he worked as a desk Analyst at UBS for two years focused on European investment grade Industrials. Previously Richard spent 10 years at RBS in a range of credit research roles including mid and large cap counterparty research, publishing research, desk research and credit strategy. Richard is a qualified chartered accountant and earned an honors degree in Economics from the University of Warwick.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-2024-36